                                                            EXHIBIT 10.(i)(I)(6)


                          WAIVER AND FOURTH AMENDMENT
                                       TO
                          SHORT TERM CREDIT AGREEMENT


          THIS WAIVER AND AMENDMENT (this "Waiver and Amendment") dated as of March 29, 1997 (the "Effective Date"), is made and entered into among MONTGOMERY WARD & CO., INCORPORATED (the "Company") and the banks listed on the signature pages hereof (herein, together with their respective successors and assigns, collectively called the "Banks" and individually called a "Bank").

          WHEREAS the Banks are parties to that certain Short Term Credit Agreement dated as of September 15, 1994, as amended (the "Short Term Credit Agreement"), among Montgomery Ward & Co., Incorporated, various banks named therein, The First National Bank of Chicago, as Documentary Agent, The Bank of Nova Scotia, as Administrative Agent, The Bank of New York, as Negotiated Loan Agent, and Bank of America National Trust and Savings Association, as Advisory Agent; and

          WHEREAS the Company desires that the Banks waive compliance by the Company with certain financial covenants contained in the Short Term Credit Agreement;

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   ARTICLE I

                                    WAIVERS

          1.1 Waiver. (a) For the Fiscal Quarter ending March 29, 1997 (the "Waiver Period"), the Banks hereby waive any noncompliance by the Company with the provisions of Sections 11.3, 11.4, and 11.20, of the Short Term Credit Agreement.

          (b)  The Banks hereby further waive compliance by the Company under
Section 11.18 of the Short Term Credit Agreement with the ratio of Debt of the Company and its Restricted Subsidiaries to Total Capitalization, such waiver being for the sole purpose to permit the Company on March 31, 1997 to make a dividend of (but not in excess of) $3,066,875 on its Debt-Like Preferred Stock.

          (c) The Banks hereby further waive any Event of Default under Section 13.1(c) of the Short Term Credit Agreement arising by reason of any payment or other concession pursuant to the Finance Agreement Modifications referred to in
Section 3.2(a) hereof.

          1.2 Modification of Finance Agreements. After the Effective Date, without the written consent of the Required Banks, the Company will not, and will not permit any Subsidiary to, enter into any amendment, waiver or modification with respect to any Finance Agreement (hereinafter defined).

          1.3 Limitation on Waivers. The waivers contained herein are limited precisely to their terms and shall not constitute an amendment, modification or waiver generally or for any other purpose. The waivers contained herein shall immediately terminate and cease to be effective upon breach by the Company of its obligations under Section 1.2 hereof or any of the representations or warranties contained in Article III.


                                   ARTICLE II

                                   AMENDMENTS
                                   ----------

          2.1 Signature Debt. Section 11.23 of the Short Term Credit Agreement is amended to read in its entirety as follows:

         11.23 Limitation on Signature Debt. Not permit Signature to incur or permit to exist any Indebtedness for Borrowed Money, except (i) Indebtedness for Borrowed Money under the Signature Credit Agreement not exceeding $101,886,491 in aggregate principal amount, and (ii) Indebtedness for Borrowed Money of Signature to the Company or its other Subsidiaries.


          2.2 Seller Notes. Section 13.1(j) of the Short Term Credit Agreement is amended by substituting "February 28, 2003" for "March 14, 1996".


          2.3 Inventory Financing. Section 13.1 of the Short Term Credit Agreement is further amended by adding subsections (m) and (n) as follows:

          (m) Inventory Financing with GE Capital. The aggregate outstanding principal amount of indebtedness of the Company and its subsidiary, Lechmere, Inc. to GE Capital pursuant to its so-called vendor program shall at any time be less than $350,000,000.

          (n) Note Purchase Agreements. The occurrence of an event of default under the Company's Note Purchase Agreements dated as of March 1, 1993 and July 11, 1995, as amended. No waiver, amendment or other action by the noteholders with respect to any event of default under the such Note Purchase Agreements shall be effective to terminate the Event of Default arising under this Section 13.1(n).

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

          The Company hereby represents and warrants to the Agents and the Banks as of the Effective Date:

          3.1 No Default. No Event of Default or Unmatured Event of Default will exist after giving effect to this Waiver and Amendment.

          3.2 Finance Agreements. (a) Without limitation of Section 2.1, for the Waiver Period the Company has obtained all necessary amendments, waivers or modifications (collectively, the "Finance Agreement Modifications") in respect of any financial covenants under the Finance Agreements so that during the Waiver Period, no default or event of default shall exist under any of such Finance Agreements as a result of noncompliance with any of such financial covenants. The Company has furnished to the Agents copies of any amendment, waiver or modification entered into on or after December 23, 1996 with respect to any Finance Agreement. The Company has furnished to each of the Banks a true and correct summary (dated as of 3/27/97) of the Finance Agreement Modifications.

          (b) As used herein, "Finance Agreement" means any or all of the following: (i) any and all agreements of the Company or any of its Subsidiaries evidencing or governing the terms of any Indebtedness for Borrowed Money, (ii) the so-called synthetic or operating lease agreements with Sumitomo Bank Leasing and Finance, Inc. and Credit Lyonnais, as lessors, as amended, and (iii) any agreements or notes (including the so-called Seller Notes referred to in Section 13.1(j) of the Short Term Credit Agreement) evidencing amounts owed by the Company or a Subsidiary under the Retail Credit Program Agreement.

          3.3 Due Execution. The execution, delivery and performance of this Waiver and Amendment, (i) are within the Company's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not require any governmental approval which has not been previously obtained (and each such governmental approval that has been previously obtained remains effective), (iv) do not and will not contravene or conflict with any provision of law, or of any judgment, decree or order, or of the Company's charter or by-laws, and (v) do not and will not contravene or conflict with, or cause any Lien to arise under, any provision of any agreement binding upon the Company, any Subsidiary or any of their respective properties.

          3.4 Validity. The Short Term Credit Agreement as modified by this Waiver and Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

          3.5 Short Term Credit Agreement. All representations and warranties of the Company contained in Sections 10.1, 10.2, 10.3, 10.4(a), 10.7, 10.10,
10.11, 10.12, 10.15 and 10.18 of the Short Term Credit Agreement are true and correct as of the date hereof with the same effect as though made on the date hereof.

          3.6 Maturity of Seller Notes. The maturity of the Seller Notes referred to in Section 13.1(j) of the Short Term Credit Agreement has been extended to February 28, 2003.

          3.7 Inventory Financing with GE Capital. As of the Effective Date, the aggregate outstanding principal amount of indebtedness of the Company and its Subsidiary Lechmere, Inc. to GE Capital under its so-called vendor program is at least $350,000,000.


                                   ARTICLE IV

                                    GENERAL
                                    -------

          4.1 Expenses. The Company agrees to pay all fees and expenses of McDermott, Will & Emery as counsel to the Documentary Agent, the Administrative Agent and the Negotiated Loan Agent in connection with the preparation, execution and delivery of this Waiver and Amendment.

          4.2 Effectiveness. This Waiver and Amendment shall become effective as of the Effective Date, subject to receipt by McDermott, Will & Emery as counsel to the Agents of the following, each duly executed and dated the Effective Date and in form and substance reasonably satisfactory to the Administrative Agent:

          (a) Waiver and Amendment. Counterparts of this Waiver and Amendment, whether on the same or different counterparts, executed by the Company and the Required Banks (or in the case of any Bank as to which an executed counterpart shall not have been so received, telegraphic, telefax, telex or other written confirmation of execution of a counterpart hereof by such
     Bank);

          (b) Finance Agreements. A certificate of an Authorized Officer of the Company to the effect that (i) attached thereto is an executed copy of each Finance Agreement Modification entered into during the period from December 24, 1996 through the Effective Date, and (ii) each such Finance Agreement Modification is fully effective; and

          (c) Long Term Credit Agreement. A duly executed waiver and amendment to the Long Term Credit Agreement that has terms substantially identical to the terms of this Waiver and Amendment.

          4.3 Definitions. Except as otherwise herein specifically defined, all the capitalized terms contained herein shall have the meaning ascribed to such terms in the Short Term Credit Agreement.

          4.4 Reaffirmation. Except as hereinabove expressly provided, all the terms and provisions of the Short Term Credit Agreement shall remain in full force and effect and all references therein and in any related documents to the Short Term Credit Agreement shall henceforth refer to the Short Term Credit Agreement as modified by this Waiver and Amendment. This Waiver and Amendment shall be deemed incorporated into, and a part of, the Short Term Credit Agreement.

          4.5 Successors. This Waiver and Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          4.6 Governing Law. This Waiver and Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

          4.7 Counterparts. This Waiver and Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

          4.8 Acknowledgement of Lechmere. By executing the acknowledgement to this Waiver and Amendment, Lechmere, Inc. hereby confirms and agrees that the Lechmere, Inc. Guaranty is, and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects, except that on or after the Effective Date each reference therein to the "Short Term Credit Agreement" shall refer to the Short Term Credit Agreement after giving effect to this Waiver and Amendment.

          Delivered at Chicago, Illinois as of the day, month and year first above written.

                                 MONTGOMERY WARD & CO., INCORPORATED


                                 By: /s/ Carol J. Harms
                                    ------------------------------------
                                 Name:   Carol J. Harms
                                       ---------------------------------
                                 Title:  Senior Vice President - Finance



ACCEPTED AND APPROVED:

THE FIRST NATIONAL BANK OF CHICAGO, in its individual capacity and in its capacity as Documentary Agent


By: /s/ Linda M. Thompson
   -----------------------------
Name:   Linda M. Thompson
Title:  First Vice President


THE BANK OF NEW YORK, in its individual
capacity and in its capacity as Negotiated
Loan Agent


By: /s/ Michael Flannery
   ------------------------------
Name:   Michael Flannery


THE BANK OF NOVA SCOTIA, in its individual capacity and in its capacity as Administrative
Agent


By: /s/ A.S. Norsworthy
   -----------------------------
Name:   A.S. Norsworthy
Title:  Sr. Team Leader-Loan Operations

BANK OF AMERICA NATIONAL TRUST AND SAVINGS
ASSOCIATION, in its individual capacity and in its capacity as Advisory Agent


By: /s/ Sandra S. Ober
   -----------------------------
Name:   Sandra S. Ober


CIBC INC.


By: /s/ William J. Koslo, Jr.
   -----------------------------
Name:   William J. Koslo, Jr.


NATIONSBANK, N.A.


By: /s/ Valerie C. Mills
   -----------------------------
Name:   Valerie C. Mills
Title:  Sr. Vice President


THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


By:_____________________________
Name:


CREDIT LYONNAIS CHICAGO BRANCH


By: /s/ Mary Ann Klemm
   -----------------------------
Name:   Mary Ann Klemm
Title:  Vice President and Group Head

BANCA COMMERCIALE ITALIANA, CHICAGO BRANCH


By: /s/ Julian M. Teodori
   -----------------------------
Name:   Julian M. Teodori
Title:  Senior Vice President Branch Manager


By: /s/ Matthew V. Trujillo
   -----------------------------
Name:   Matthew V. Trujillo
Title:  Assistant Vice President


THE DAI-ICHI KANGYO BANK, LTD., CHICAGO BRANCH


By:_____________________________
Name:


THE BANK OF TOKYO-MITSUBISHI, LTD.,
CHICAGO BRANCH


By: /s/ Gus C. Browne II
   -----------------------------
Name:   Gus C. Browne II


THE NORTHERN TRUST COMPANY


By: /s/ Sidney R. Dillard
   -----------------------------
Name:   Sidney R. Dillard


THE SAKURA BANK, LTD.


By:_____________________________
Name:

SWISS BANK CORPORATION, CHICAGO BRANCH


By: /s/ Nancy Russell
   ----------------------------
Name:   Nancy Russell
Title:  SBC Director


By: /s/ Ernst Schirmer
   ------------------------------
Name:   Ernst Schirmer
Title:  Director Credit Risk Management


UNION BANK OF CALIFORNIA, N.A.


By: /s/ Richard A. Sutter
   -----------------------------
Name:   Richard A. Sutter
Title:  Vice President


ABN AMRO BANK N.V.


By: /s/ David C. Sagers
   -----------------------------
Name:   David C. Sagers
Title:  Vice President


By: /s/ Ronald R. Richter
   -----------------------------
Name:   Ronald R. Richter
Title:  Group Vice President


FIRST BANK NATIONAL ASSOCIATION


By: /s/ Christopher H. Patton
   -----------------------------
Name:   Christopher H. Patton


THE FIRST NATIONAL BANK OF BOSTON


By: /s/ Judith C.E. Kelly
   -----------------------------
Name:   Judith C.E. Kelly
Title:  Vice President

PNC BANK, NATIONAL ASSOCIATION


By:_____________________________
Name:


THE YASUDA TRUST AND BANKING CO., LTD.


By: /s/ Joseph C. Meek
   -----------------------------
Name:   Joseph C. Meek


THE FIRST NATIONAL BANK OF MARYLAND


By: /s/ Andrew W. Fish
   -----------------------------
Name:   Andrew W. Fish
Title:  Vice President


ISTITUTO BANCARIO SAN PAOLO DI TORINO, S.P.A.


By: /s/ Robert Wurster
   ----------------------
Name:   Robert Wurster
Title:  First Vice President


By: /s/ Carlo Persico
   ------------------
Name:   Carlo Persico
Title:  Deputy General Manager


UNION BANK OF SWITZERLAND - NEW YORK BRANCH


By: /s/ Daniel R. Strickford
   -------------------------
Name:   Daniel R. Strickford
Title:  Assistant Vice President


By: /s/ Samuel Azizo
   -----------------------
Name:   Samuel Azizo
Title:  Vice President


WELLS FARGO BANK, N.A.


By:_____________________________
Name:

COMERICA BANK


By: /s/ Harve C. Light
   -----------------------------
Name:   Harve C. Light
Title:  Assistant Vice President


BANK OF AMERICA ILLINOIS


By: /s/ Sandra S. Ober
   -----------------------------
Name:   Sandra S. Ober


THE INDUSTRIAL BANK OF JAPAN, LIMITED


By:_____________________________
Name:

GUARANTY REAFFIRMED:

LECHMERE, INC.


By: /s/ Carol J. Harms
   -----------------------------
Name:   Carol J. Harms
Title:  Vice President and Treasurer